UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to the Securities Exchange Act of 1933

Date of Report ( Date of earliest event reported )

March 27, 2024 (March 26, 2024)

THC FARMACEUTICALS, INC.

formerly, City Media, Inc.

(Exact name of registrant as specified in its charter)

COLORADO

(State or other jurisdiction of incorporation)

000-54754

(Commission File No.)

1000 Newbury Road Suite 290B

Thousand Oaks, CA., 91320

(Address of principal executive offices and Zip Code )

1-323-420-8583

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	CBDG	OTC Markets

ITEM 8.01OTHER EVENTS

On March 26 2024 Bret Bogue and Apothecary Genetics, (The Sellers) developers and owners of the rights to products known as Apothecary Genetics (“Apothecary Genetics” or the “Products”) agreed to sell those rights to THC Farmaceuticals, Inc. These products include but are not limited to the approximately half-a-dozen award winning strains of herbal plants and medicines exclusively owned and developed by the Sellers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1933, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 27th day of March 2024.

THC FARMACEUTICALS, INC.

BY:   /S/ David Tobias

       David Tobias, Executive Director